UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2007

NEXT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of Principal Executive Offices) (Zip Code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On March 15, 2007, Next, Inc. (the “Registrant”) announced the retirement of Charles L. Thompson as its Executive Vice President, Chief Financial Officer, and Chief Accounting Officer.  Mr. Thompson’s retirement is effective March 15, 2007.

(b)

The Registrant also announced that effective March 15, 2007 David O. Cole was appointed Chief Financial Officer replacing Mr. Thompson. Mr. Cole, a Certified Public Accountant, joins the Registrant after spending the last six years as the founding member of Wellspring Resources LLC (“Wellspring”), a consulting firm specializing in corporate financial management and interim executive services.  While with Wellspring, Mr. Cole worked with both public and private companies, fulfilling the roles of Controller, Chief Financial Officer and Chief Operating Officer in various businesses.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Press release by Next, Inc. dated March 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

March 16, 2007

by:   /s/ Robert M Budd

Robert M. Budd

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Press release by Next, Inc. dated March 15, 2007.